MESSAGE FROM THE PRESIDENT
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Table of Contents                            Page

Message from the President                      1

Fund Reports

Franklin Corporate Qualified
Dividend Fund                                   3

Franklin Rising Dividends Fund                  8

Franklin Investment Grade
Income Fund                                    14

Statement of Investments                       19

Financial Statements                           29

Notes to Financial Statements                  32



                                                                   May 15, 1997

Dear Shareholder,

We are pleased to bring you the Franklin Managed Trust semi-annual report for the period ended March 31, 1997.

For the six-month reporting period, interest rates fluctuated as investors reacted to various U.S. economic reports. The 30-year Treasury, for example, fluctuated between a low of 6.35% on December 3, 1996, and a high of 7.10% on March 31, 1997.* Interest rates ended the period higher due to continued, above-trend U.S. economic strength. In fact, the Federal Reserve Board moved to pre-empt potentially higher inflation by raising the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% to 5.50% in March.

So far, this rate increase has caused some volatility in the U.S. stock and bond markets. Many analysts anticipate further rate hikes, which could result in additional volatility of financial markets. However, any slowdown in economic activity could reduce the risk of higher inflation, and fixed-income securities may respond well in this type of environment.


*Source: Micropal.


During the period under review, fixed-income mutual funds performed in the shadow of an exciting and alluring stock market. Investors poured large amounts of capital into equity mutual funds throughout 1996 and early 1997, while the Dow Jones Industrial Average(R) set new highs -- closing above 7000 for the first time on February 13, 1997.

It is important to remember that financial markets always have -- and always will -- fluctuate. No one can predict the future performance of the securities markets, but history has shown that over the long term, stocks and bonds have delivered impressive results. For this reason, we encourage you to review your investment program periodically with your investment representative and focus on your long-term goals.

The following pages contain more detailed information regarding the performance of the funds in the Franklin Managed Trust. If you have any questions concerning your investment, we welcome the opportunity to answer them. We appreciate your continued support, welcome new shareholders, and look forward to serving your investment needs in the years ahead.


Sincerely,



William J. Lippman
President
Franklin Managed Trust



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                           -- Celebrating 50 Years --

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------



FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND

Your Fund's Objective:

The Franklin Corporate Qualified Dividend Fund is designed to serve as an income-producing vehicle for the cash reserves of taxable corporations. The fund's objective is to generate high, after-tax income for corporations consistent with investment in investment-quality securities. The fund invests primarily in the equity securities of domestic corporations whose dividends qualify for the 70% corporate-dividends-received deduction.

We are pleased to report that the Franklin Corporate Qualified Dividend Fund continued to meet its investment objective during the reporting period. Its share price, as measured by net asset value, fluctuated narrowly and ended at $23.90 on March 31, 1997, up from $23.52 on September 30, 1996. During the period, the fund also paid monthly tax-advantaged income to corporations, which totaled 52.5 cents per share over the six-month period.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




The chart above, showing asset classes with historically the greatest price stability furthest to the right, profiles the fund's investments at the close of the period. As the illustration shows, auction-rate preferred stocks, and cash and equivalents, comprised more than 60% of the fund's total net assets. With the exception of cash and equivalents, auction-rate preferred stocks exhibit the lowest price sensitivity to interest rates, because they normally reset their rates every 49 days based on the results of a Dutch auction. This process generally allows investors to receive par value for their securities at periodic intervals, as other investors bid to set a new dividend rate.

Next are adjustable-rate preferred stocks, which have offered somewhat less price stability than auction-rate preferreds. Adjustables reset their dividend rates approximately every 90 days (according to a yield spread fixed at the time of original sale) relative to the highest of three U.S. Treasury benchmarks: the three-month Treasury Bill Rate, the 10-year Constant Maturity Rate and the 20-year Constant Maturity Rate. Thus, adjustables tend to maintain their prices even when interest rates swing radically, but they are not protected from losses caused by a decline in credit quality.

Finally, fixed-rate preferred stocks have the least price stability. As of the end of the reporting period, all our fixed-rate preferreds had limited terms to redemption, ranging from a few months to a few years. This lowers their sensitivity to interest rates similar to that of short to intermediate-term bonds.

We seek to control various sources of potential risk, including interest rate and credit risk, through careful selection of securities and active management of the fund. National ratings services, such as Standard and Poor's(R) and Moody's, as well as our own in-house evaluations, provide us with a guide to each issuer's credit quality. The chart on the next page illustrates the quality breakdown of the fund's investments at the close of the period.

Last year the Clinton Administration proposed eliminating the dividends-received deduction, but didn't take any action. This year, the Administration has proposed reducing the deduction, from 70% to 50%. Although it is impossible to predict the future, we intend to maintain the portfolio's conservative position by holding more than 50% of total net assets in cash and equivalents and auction-rate preferreds.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase or sell for the fund.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




Performance Summary

The Franklin Corporate Qualified Dividend Fund's share price, as measured by net asset value, increased 38.0 cents, from $23.52 on September 30, 1996, to $23.90 on March 31, 1997. The fund also paid income distributions totaling 52.5 cents ($0.525) per share during the same period. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.20%, based on an annualization of the 8.5 cent per share March dividend and the maximum offering price of $24.26 on March 31, 1997. Based on the 1997 maximum federal corporate tax rate of 35%, the taxable equivalent distribution rate was 5.78%, assuming that 100% of your fund's dividends qualify for the 70% corporate-dividends-received deduction.

For the periods ended March 31, 1997, your fund provided six- and 12-month cumulative total returns of +3.89% and +6.00%, respectively. Cumulative total returns reflect the change in value of an investment, assuming reinvestment of dividends and capital gains, if any. They do not include the initial sales charge, and past performance is not predictive of future results.



   FRANKLIN CORPORATE QUALIFIED DIVIDEND FUND
   Dividend Distributions 10/1/96 - 3/31/97

                                          Dividend
   Month                                  per Share
--------------------------------------------------------------------------------

   October                                9.0 cents

   November                               9.0 cents

   December                               9.0 cents

   January                                8.5 cents

   February                               8.5 cents

   March                                  8.5 cents

   Total                                 52.5 cents



We have always maintained a long-term perspective and encourage our shareholders to do the same. While the fund may experience volatility from time to time, we believe its performance should be satisfactory over the long term. As the table on the following page illustrates, if you had invested in the fund at its inception, your cumulative total return would have been +84.25% by the end of the reporting period.



Franklin Corporate Qualified Dividend Fund
Periods Ended March 31, 1997

                                                                                                 Since
                                                                                               Inception
                                                                1-Year    5-Year     10-Year   (1/14/87)
--------------------------------------------------------------------------------------------------------

     NAV Cumulative Total Return1                                6.00%    31.05%     83.44%     84.25%
     POP Cumulative Total Return1                                4.40%    29.09%     80.69%     81.49%
     NAV Average Annual Total Return2                            6.00%     5.56%      6.26%      6.17%
     POP Average Annual Total Return2                            4.40%     5.24%      6.09%      6.01%

     Distribution Rate3                                 4.20%
     Equivalent Taxable
     Distribution Rate4                                 5.78%
     30-Day Standardized Yield5                         4.12%
     Equivalent Taxable Yield4                          5.67%
--------------------------------------------------------------------------------------------------------

1. Net asset value (NAV) cumulative total returns show the change in value of an investment over the periods indicated and do not include the initial sales charge. Public offering price (POP) returns include the maximum 1.5% initial sales charge. See Note below.

2. NAV average annual total returns represent the average annual change in value of an investment over the specified periods and do not include the sales charge. POP returns reflect the maximum 1.5% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the fund's current 8.5 cent per share monthly dividend and the maximum offering price of $24.26 on March 31, 1997.

4. Equivalent taxable distribution rate and yield assume the 1997 maximum federal corporate tax rate of 35%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended March 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN RISING DIVIDENDS FUND

Your Fund's Objective:

The Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past 10 years.

We are pleased to report that the Franklin Rising Dividends Fund performed well during the six months ended March 31, 1997. As discussed in the Performance Summary on page 11, the Class I share's six-month cumulative total return was +12.86%.

We added several significant positions to the portfolio, including Gap, Inc., Hanna M.A. Co., First Union Corp., Watts Industries, Inc., and Duriron Co., Inc. Gap is a premier apparel retailer with several strong franchises, including Banana Republic and Old Navy. First Union is a large, eastern, regional bank that has increased its dividend for 19 consecutive years, at a compound annual rate of 13%. Hanna, Watts, and Duriron -- smaller industrial companies in consolidating industries all have a history of solid earnings and dividend growth.

Some of the positions we eliminated included Banc One Corp., Circuit City Stores, Inc., and Loctite Corp. Banc One's heavy dependence on its credit card portfolio during a period of increasing charge-offs led us to sell this stock and invest, instead, in First Union. Likewise, we decided to sell leading electronics retailer Circuit City when the company's sales remained weak in a very competitive environment. Loctite, a specialty chemical company, was acquired by another company in January, and we sold our shares at a gain of 37%.

During the six-month period, several holdings made notable dividend increases over the prior year, including Kaydon Corp. (+16.7%), Merck & Co. Inc. (+23.5%), Mercury General Corp. (+20.8%), Nucor Corp. (+25%), Superior Surgical Manufacturing Co. Inc. (+22.2%), Wal-Mart Stores, Inc. (+28.6%), and Washington Mutual Inc. (+19%).


   Franklin Rising Dividends Fund vs.
   Standard & Poor's 500(R) Stock Index*
   Common Stock Analysis
   Quarter Ended March 31, 1997

                       Franklin Rising
                       Dividends Fund      S&P 500(R)*
--------------------------------------------------------------------------------

   Gross Income Yield       2.1%            1.99%
--------------------------------------------------------------------------------

   Price/Book Value         3.4x            3.7x

   Average Market
   Capitalization         $10.8 billion   $11.6 billion
--------------------------------------------------------------------------------

   Price/Earnings Ratio    15.0            19.6
--------------------------------------------------------------------------------

   BETA                      .82            1.00


Glossary of Terms:

Gross Income Yield: Rate of dividend return for a stock, calculated by dividing the annual dividend by the stock price.

Price/Book Value: Ratio of a stock's price to its book value per share. Book value is the total net asset value of a company's securities (total assets minus total liabilities). Dividing book value by the number of common shares outstanding gives the book value per share. A stock that has a low ratio of price to book value may be underpriced and thus, a good value.

Market Capitalization: The value of a company, determined by multiplying the market price of one share by the number of its issued and outstanding shares.

Price/Earnings Ratio (P/E): The price of a stock divided by the company's earnings per share. For instance, a stock selling for $40 a share, and the company earned $2 per share last year, has a trailing P/E of 20. Companies with P/Es greater than 20 tend to be young and faster-growing, while low P/E stocks tend to be in mature industries or of established blue-chip companies. P/E is often used to demonstrate how expensive a stock is (i.e., how much investors are willing to pay for a company's earnings).

BETA: A measure of a stock's relative volatility, in this case relative to the S&P 500, which has a beta of 1.0. Thus, a beta below this number indicates a stock or fund should be less volatile than the S&P 500, while a beta higher than
1.0 indicates greater volatility than the S&P 500. A fund beta of .82 indicates the fund should be about 20% less volatile than the S&P 500.



*Source: Standard and Poor's. The S&P 500 Index is unmanaged, and one cannot invest directly in an index.


We base our investment strategy on the belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. Highlighted in the table on page 9 are several criteria we use to select portfolio securities. To be eligible for purchase, stocks must pass certain
investment  "screens,"  or  screening   procedures,   requiring  consistent  and
substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards, and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

As shown in the table to the right, our 10 largest positions on March 31, 1997, approximated 27% of the fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, answer the fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 16 years in a row and by 372% in the last 10 years. Their most recent dividend increases averaged 17.2%, and the stocks provided a quarter-end yield of 1.8% on March 31, 1997. Their average dividend payout ratio was 26%, and the average price/earnings ratio was 14.7, versus 17.3 for that of the unmanaged Standard and Poor's 500 Stock Index on the same date.


   Franklin Rising Dividends Fund
   Top 10 Stock Holdings on March 31, 1997
   Based on Total Net Assets

   Company                                % of total
   Industry                               net assets
--------------------------------------------------------------------------------

   Family Dollar Stores, Inc.               3.37%
   Retail
--------------------------------------------------------------------------------

   Wallace Computer Services, Inc.          3.00%
   Office/Business Supplies
--------------------------------------------------------------------------------

   Allied Group, Inc.                       2.90%
   Insurance -- Property Casualty
--------------------------------------------------------------------------------

   Millipore Corp.                          2.89%
   Industrial
--------------------------------------------------------------------------------

   Dimon, Inc.                              2.77%
   Consumer Goods & Services
--------------------------------------------------------------------------------

   MMI Companies, Inc.                      2.42%
   Insurance -- Property Casualty
--------------------------------------------------------------------------------

   Wal-Mart Stores, Inc.                    2.42%
   Retail
--------------------------------------------------------------------------------

   Harper Group, Inc.                       2.36%
   Transportation
--------------------------------------------------------------------------------

   Mercury General Corp.                    2.34%
   Insurance - Property Casualty
--------------------------------------------------------------------------------

   Royal Dutch Petroleum Co.                2.29%
   Energy


For a complete list of the fund's holdings, please see page 22 of this report.


This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


Performance Summary

Class I

The Franklin Rising Dividends Fund's share price, as measured by net asset value, increased $1.13, from $20.03 on September 30, 1996, to $21.16 on March 31, 1997. In addition to paying income distributions totaling 10.0 cents ($0.10) per share during the period, the fund paid out a long-term capital gain of $1.311 per share in December 1996. Distributions will vary depending on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The fund posted cumulative total returns of +12.86% and +21.51%, for the six- and 12-month periods, respectively, ended March 31, 1997. Total returns measure the change in value of an investment over the periods indicated, assuming reinvestment of all distributions, and do not include the initial sales charge. Past performance is not predictive of future results.


Franklin Rising Dividends Fund -- Class I
Periods Ended March 31, 1997

                                                                                                 Since
                                                                                               Inception
                                                               1-Year     5-Year    10-Year    (1/14/87)
------------------------------------------------------------------------------------------------------------

     Cumulative Total Return1                                  21.51%    66.50%     182.36%    183.21%
     Average Annual Total Return2                              16.06%     9.72%      10.43%     10.24%

     Distribution Rate3                                1.08%
     30-Day Standardized Yield4                        0.70%

     Value of $10,000 Investment5                              $11,606   $15,903     $26,972     $27,049
------------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.50% initial sales charge. See Note below.

3. Distribution rate for Class I is based on an annualization of the current six cents per share quarterly dividend and the maximum offering price of $22.16 on March 31, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge. See Note below.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.


Performance Summary

Class II

The Franklin Rising Dividends Fund's share price, as measured by net asset value, increased $1.13, from $19.98 on September 30, 1996, to $21.11 on March 31, 1997. In addition to paying income distributions totaling 4.34 cents ($0.0434) per share during the period, the fund paid out a long-term capital gain of $1.311 per share in December 1996. Distributions will vary depending on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The fund posted cumulative total returns of +12.60% and +20.93%, for the six- and 12-month periods, respectively, ended March 31, 1997. Total returns measure the change in value of an investment over the periods indicated, assuming reinvestment of all distributions, and do not include the initial sales charge. Past performance is not predictive of future results.

Franklin Rising Dividends Fund -- Class II
Periods Ended March 31, 1997

                                              Since
                                            Inception
                                 1-Year     (5/1/95)
--------------------------------------------------------------------------------

Cumulative Total Return1         20.93%      48.87%
Average Annual Total Return2     18.73%      22.42%

Distribution Rate3                     0.58%
30-Day Standardized Yield4             0.17%

Value of $10,000 Investment5     $11,873    $14,735
--------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3.  Distribution  rate for Class II is based on an  annualization of the current
3.09 cents per share quarterly dividend and the maximum offering price of $21.32 on March 31, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges. See Note below.

Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


FRANKLIN INVESTMENT GRADE INCOME FUND

Your Fund's Objective:

The Franklin Investment Grade Income Fund's objective is to seek a maximum level of income consistent with prudent exposure to risk. The fund pursues this objective by investing in investment-grade debt securities having primarily intermediate maturities. The fund also seeks to offer a higher total return than a money market fund, generally with less risk to principal than a fund composed of either long-term securities or securities that are below investment-grade quality.*

During the reporting period, the fund emphasized a shorter maturity structure, attempting to minimize fluctuations in share value. This proved effective, as the fund's Class I share price, as measured by net asset value, was $8.97 on March 31, 1997, down only slightly from $9.01 at the beginning of the period.

As always, we sought to control risk, including interest rate and credit risk, through careful selection of securities, especially in relation to their maturities. On March 31, 1997, the weighted average credit quality of the portfolio's securities was in the AA range, as measured by Standard & Poor's(R) Corporation, a national credit-rating agency.




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




All of the portfolio's investments as of the end of the reporting period are call-protected for at least 20 years.


*Generally, long-term securities and lower-quality securities provide higher yields. A money-market fund seeks a stable $1.00 per share net asset value.


On March 31, 1997, the portfolio had 30% of total net assets in government bonds, 16% in straight, short- and intermediate-term bonds, 24% in "put" bonds, and 30% in cash and equivalents (includes net other assets and liabilities).

Put bonds are an integral part of our conservative investment strategy. Such a bond allows the holder to redeem the issue at specified intervals before maturity and still receive full face value. Thus, if interest rates rise, we can redeem the bond early and reinvest the proceeds at a higher interest rate. Conversely, if interest rates decline, we can either keep the higher-yielding bond until maturity or sell it at a favorable price. On March 31, 1997, the fund's weighted average maturity was about 1.5 years, using the optional put dates as effective maturities, and 6.6 years using stated maturity dates.

As well-publicized, the Federal Reserve Board raised short-term interest rates a quarter percent in March, initiating what it described as a "pre-emptive" move against potentially higher inflation.

Against this background, we expect to maintain our emphasis on put bonds to keep a shorter effective maturity. We believe this strategy should help us produce a higher total return than a money fund, without subjecting the portfolio's share price to the kind of volatility associated with longer-term bonds or lower-quality investments.*

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase or sell for the fund.


*Generally, long-term securities and lower-quality securities provide higher yields. A money-market fund seeks a stable $1.00 per share net asset value.


Performance Summary

Class I

The Franklin Investment Grade Income Fund's share price, as measured by net asset value, decreased 4.0 cents, from $9.01 on September 30, 1996, to $8.97 on March 31, 1997.

The fund paid income distributions totaling 23.10 cents ($0.2310) per share, including a special year-end income distribution of 3.3 cents ($0.033) per share to meet excise tax requirements. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends. Based on an annualization of March's monthly dividend of 3.3 cents ($0.033) per share and the maximum offering price of $9.37 on March 31, 1997, your fund's distribution rate was 4.23%.

For the six- and 12-month periods ended March 31, 1997, your fund posted cumulative total returns of +2.13% and +4.18%, respectively.

   Franklin Investment Grade Income Fund --
   Class I
   Dividend Distributions 10/1/96 - 3/31/97

                                         Dividend
   Month                                 per Share
--------------------------------------------------------------------------------

   October                               3.3 cents

   November                              3.3 cents

   December                              6.6 cents+

   January                               3.3 cents

   February                              3.3 cents

   March                                 3.3 cents

   Total                                23.1 cents

--------------------------------------------------------------------------------


Cumulative total returns measure the change in value of an investment over the specified periods, and assume reinvestment of dividends and capital gains. They do not include the initial sales charge, and past performance does not guarantee future results.


+Includes the regular, monthly dividend of 3.3 cents ($0.033) per share and a distribution of 3.3 cents ($0.033) per share to meet excise requirements.


Franklin Investment Grade Income Fund -- Class I
Periods Ended March 31, 1997

                                                                                                 Since
                                                                                               Inception
                                                               1-Year     5-Year    10-Year    (1/14/87)
---------------------------------------------------------------------------------------------------------
     Cumulative Total Return1                                   4.18%    33.83%      82.89%     81.33%
     Average Annual Total Return2                              -0.24%     5.08%       5.76%      5.56%

     Distribution Rate3                                4.23%

     30-Day Standardized Yield4                        4.57%
---------------------------------------------------------------------------------------------------------

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge. See Note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 3.3 cent per share monthly dividend and the maximum offering price for Class I of $9.37 on March 31, 1997.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which affects subsequent performance.


Performance Summary

Advisor Class

The Franklin Investment Grade Income Fund's share price, as measured by net asset value, decreased 7.0 cents, to $8.96 on March 31, 1997, from $9.03 on January 2, 1997, the day Advisor Class shares became available. During the three-month period, your fund paid income distributions totaling 10.59 cents ($0.1059) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly dividend of 3.46 cents ($0.0346) per share and the fund's share price of $8.96 on March 31, 1997, your fund's distribution rate was 4.63%.

For the three-month period ended March 31, 1997, your fund posted a cumulative total return of +0.40%. Cumulative total return measures the change in value of an investment over the specified periods, and assumes reinvestment of dividends and capital gains.


   Franklin Investment Grade Income Fund --
   Advisor Class
   Dividend Distributions 1/2/97 - 3/31/97

                                         Dividend
   Month                                 per Share
--------------------------------------------------------------------------------

   January                               3.30 cents

   February                              3.83 cents

   March                                 3.46 cents

   Total                                10.59 cents

--------------------------------------------------------------------------------



Franklin Investment Grade Income Fund --
Advisor Class
Period Ended March 31, 1997

                                            Since
                                          Inception
                                          (1/02/97)
--------------------------------------------------------------------------------

Cumulative Total Return1                    0.40%

Distribution Rate2                4.63%

30-Day Standardized Yield3        4.99%
--------------------------------------------------------------------------------

1. Cumulative total return measures the change in value of an investment over the period indicated.

2. Distribution rate for Advisor Class is based on an annualization of the current 3.46 cent per share monthly dividend and share price of $8.96 on March 31, 1997.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1997.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Statement  of  Investments  in  Securities  and  Net  Assets,   March  31,  1997
(unaudited)

                                                                                                        Value
   Shares       Franklin Corporate Qualified Dividend Fund                                            (Note 1)
----------------------------------------------------------------------------------------------------------------
               aAdjustable Rate Preferred Stocks  11.7%
                Commercial Banks & Bank Holding Companies  4.5%
     48,200     Citicorp, 5.628% adj. rate pfd., Series 19 ......................................   $  1,198,975
                                                                                                    ------------
                Electric Utilities  7.2%
     10,000     Arizona Public Service Co., 6.00% adj. rate pfd., Series Q ......................        880,000
     46,700     Toledo Edison Co., 7.00% cum. adj. rate pfd., Series A ..........................      1,033,238
                                                                                                    ------------
                                                                                                       1,913,238
                                                                                                    ------------
                      Total Adjustable Rate Preferred Stocks (Cost $3,166,492) ..................      3,112,213
                                                                                                    ------------
               bAuction Rate Preferred Stocks  39.3%
         12    cCNA Financial Corp., 3.97%, Series F ............................................      1,203,573
         12    cGeneral Electric Capital Corp., 3.81%, Series K .................................      1,203,556
         12    cInternational Lease Finance, 3.849%, Series B ...................................      1,205,388
      1,000    dMorgan (JP), Inc., 4.035%, Series C .............................................      1,000,560
         12    cNorthern Trust Corp., 3.91%, Series C ...........................................      1,201,694
         10    cRepublic NY Corp., 3.879%, Series A  ............................................      1,004,418
         12    cRhone-Poulenc Rorer, 5.05%, Series 1 ............................................      1,209,987
         12    cSara Lee Corp., 3.858%, Series D ................................................      1,206,044
         12    cVirginia Electric & Power Co., 4.00%, Series 92-A  ..............................      1,202,933
                                                                                                    ------------
                      Total Auction Rate Preferred Stocks (Cost $10,400,000) ....................     10,438,153
                                                                                                    ------------
                Fixed Rate Preferred Stocks  26.9%
                Commercial Banks  5.3%
     28,000     Bankers Trust (New York), 7.375% flex rate pfd., Series J .......................      1,406,768
                                                                                                    ------------
                Financial Services  3.8%
     10,000     Household Finance Co., 7.25% pfd., Series 92-A ..................................      1,017,500
                                                                                                    ------------
                Industrial  3.3%
     28,913     McDermott, Inc., $2.60 cum. S.F., pfd., Series B ................................        861,969
                                                                                                    ------------
                Pharmaceuticals  5.0%
         13     cSmithkline Beecham Holding, flex. rate pfd., 5.58%, Series A-1 .................      1,316,250
                                                                                                    ------------
                Utilities  9.5%
     15,000     Entergy Louisiana, Inc., 7.00% S.F., pfd., ......................................      1,515,000
     10,000     Rochester Gas & Electric Co., 7.45% S.F., pfd., Series S ........................      1,018,750
                                                                                                    ------------
                                                                                                       2,533,750
                                                                                                    ------------
                      Total Fixed Rate Preferred Stocks (Cost $7,263,184) .......................      7,136,237
                                                                                                    ------------
                      Total Long Term Investments (Cost $20,829,676) ............................     20,686,603
                                                                                                    ------------



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Statement  of  Investments  in  Securities  and  Net  Assets,   March  31,  1997
(unaudited) (cont.)

    Face                                                                                                Value
   Amount       Franklin Corporate Qualified Dividend Fund                                            (Note 1)
-----------------------------------------------------------------------------------------------------------------
               eReceivables from Repurchase Agreements  21.7%
$5,843,066      Joint Repurchase Agreement, 6.417%, 04/01/97, (Maturity Value $5,748,243)
                 (Cost $5,747,219)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $690,885)
                   Collateral: U.S. Treasury Bills, 09/04/97
                               U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                  Barclays de Zoete Wedd Securities, Inc., (Maturity Value $345,443)
                   Collateral: U.S.Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                  CIBC Wood Gundy Securities Corp., (Maturity Value $690,885)
                   Collateral: U.S.Treasury Notes, 6.25%, 06/30/98
                  Daiwa Securities America, Inc., (Maturity Value $690,885)
                   Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01
                  Fuji Securities, Inc., (Maturity Value $690,885)
                   Collateral: U.S. Treasury Bills, 07/31/97
                               U.S. Treasury Notes, 5.875%, 04/30/98
                  Sanwa Securities (USA) Co., L.P., (Maturity Value $690,885)
                   Collateral: U.S. Treasury Bills, 05/15/97
                               U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                  SBC Warburg, Inc., (Maturity Value $690,885)
                   Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  The Nikko Securities Co. International, Inc., (Maturity Value $566,605)
                   Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                  UBS Securities, L.L.C., (Maturity Value $690,885)
                   Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 .........      $ 5,747,219
                                                                                                      ------------
                           Total Investments (Cost $26,576,895)  99.6% ..........................       26,433,822
                           Other Assets and Liabilities, Net  0.4% ..............................          107,752
                                                                                                      ------------
                           Net Assets  100.0% ...................................................      $26,541,574
                                                                                                      ============



                At March 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $26,576,895 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost...................................................     $  172,171
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value...................................................       (315,244)
                                                                                                      ------------
                  Net unrealized depreciation....................................................       $ (143,073)
                                                                                                      ============



PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership
S.F.    - Sinking Fund






aDividend rates adjust quarterly in reference to various U.S. Treasury benchmarks.
bDividend rates adjust in response to periodic auctions, normally on a 49-day cycle.
c1 share = $100,000 par value
d1 share = $1,000 par value
eFace amount for repurchase agreements is for the underlying collateral. See Note 1(f) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Statement  of  Investments  in  Securities  and  Net  Assets,   March  31,  1997
(unaudited)

                                                                                                        Value
   Shares      Franklin Rising Dividends Fund                                                         (Note 1)
------------------------------------------------------------------------------------------------------------------
               Common Stocks  97.7%
               Banks/Thrifts  11.9%
     88,500    CoreStates Financial Corp. ......................................................     $ 4,203,750
     70,000    First Union Corp. ...............................................................       5,678,750
    115,500    Mercantile Bankshares Corp. .....................................................       3,898,125
    106,400    National Commerce Bancorp. ......................................................       4,096,400
     72,100    State Street Boston Corp. .......................................................       5,001,938
    310,010    TrustCo Bank Corp., New York ....................................................       6,432,708
     51,000    Washington Mutual, Inc...........................................................       2,463,938
    106,000    Wilmington Trust Corp. ..........................................................       4,505,000
                                                                                                    ------------
                                                                                                      36,280,609
                                                                                                    ------------
               Consumer Goods & Services  13.1%
    223,500    Alberto-Culver Co., Class A .....................................................       4,972,875
     71,586    Block Drug Co., Inc., Class A....................................................       3,149,784
    367,700    Dimon, Inc. .....................................................................       8,457,100
    162,200    Newell Co. ......................................................................       5,433,700
     58,000    Philip Morris Cos., Inc. ........................................................       6,619,250
    165,000    Stanhome, Inc....................................................................       4,104,375
    170,000    Universal Corp. .................................................................       4,908,750
     89,700    UST, Inc. .......................................................................       2,500,388
                                                                                                    ------------
                                                                                                      40,146,222
                                                                                                    ------------
               Drugs/Health Care  4.9%
    111,000    Bard, (C.R.), Inc. ..............................................................       3,163,500
     62,600    Bristol-Myers Squibb Co. ........................................................       3,693,400
     47,000    Merck & Co., Inc. ...............................................................       3,959,750
     18,500    Pfizer, Inc. ....................................................................       1,556,313
     98,600    West Co., Inc....................................................................       2,674,525
                                                                                                    ------------
                                                                                                      15,047,488
                                                                                                    ------------
               Electronics/Technology  6.4%
     49,000    Baldor Electric Co...............................................................       1,231,125
    130,100    Cohu, Inc........................................................................       3,106,138
     47,700    General Electric Co. ............................................................       4,734,225
    118,500    Hewlett-Packard Co...............................................................       6,310,125
     64,300    Rockwell International Corp. ....................................................       4,171,463
                                                                                                    ------------
                                                                                                      19,553,076
                                                                                                    ------------
               Energy  2.3%
     40,000    Royal Dutch Petroleum Co., New York Shares, ADR .................................       7,000,000
                                                                                                    ------------
               Financial Services  2.1%
    180,000    Federal National Mortgage Association ...........................................       6,502,500
                                                                                                    ------------
               Industrial  21.0%
`     3,750    Boeing Co. ......................................................................      $  369,844
     30,300    Donaldson Co., Inc. .............................................................       1,052,925
    112,400    Dover Corp.......................................................................       5,901,000
    234,600    Duriron Co., Inc. ...............................................................       5,161,200
    280,500    Hanna (M.A.) Co. ................................................................       5,960,625
    118,000    Kaydon Corp. ....................................................................       4,941,250
    127,000    Kimball International, Inc., Class B ............................................       4,826,000
     40,100    Leggett & Platt, Inc.............................................................       1,303,250
    208,300    Millipore Corp. .................................................................       8,826,713
    145,500    Monsanto Co. ....................................................................       5,565,375
    173,800    Myers Industries, Inc. ..........................................................       2,889,425
    138,800    Nucor Corp.......................................................................       6,350,100
    181,600    Superior Industries International, Inc. .........................................       4,108,700
    106,800    Superior Surgical Manufacturing Co., Inc. .......................................       1,388,400
    229,800    Watts Industries, Inc., Class A .................................................       5,342,850
                                                                                                    ------------
                                                                                                      63,987,657
                                                                                                    ------------
               Insurance - Property Casualty  13.8%
    257,250    Allied Group, Inc................................................................       8,875,125
     23,500    American International Group, Inc. ..............................................       2,758,312
    100,000    Chubb Corp. .....................................................................       5,387,500
    117,000    Mercury General Corp. ...........................................................       7,137,000
    289,700    MMI Cos., Inc. ..................................................................       7,387,350
    157,450    RLI Corp. .......................................................................       5,018,718
      7,100    SAFECO Corp. ....................................................................         284,000
     84,000    St. Paul Cos., Inc. .............................................................       5,449,500
                                                                                                    ------------
                                                                                                      42,297,505
                                                                                                    ------------
               Office/Business Supplies  8.6%
    109,400    Avery Dennison Corp.  ...........................................................       4,211,900
    208,000    Brady, (W.H.) Co. ...............................................................       5,226,000
    256,900    Ennis Business Forms ............................................................       2,825,900
    145,500    Standard Register Co.............................................................       4,765,124
    277,000    Wallace Computer Services, Inc. .................................................       9,175,624
                                                                                                    ------------
                                                                                                      26,204,548
                                                                                                    ------------
               Retail  10.1%
    440,000    Family Dollar Stores, Inc. ......................................................      10,285,000
    187,300    Gap, Inc. .......................................................................       6,274,550
    146,000    Rite Aid Corp. ..................................................................       6,132,000
               Retail (cont.)
     44,700    The Limited, Inc. ...............................................................      $  821,362
    264,800    Wal-Mart Stores, Inc. ...........................................................       7,381,300
                                                                                                    ------------
                                                                                                      30,894,212
                                                                                                    ------------
               Transportation  3.5%
    247,500    Arnold Industries, Inc. .........................................................       3,495,937
    330,000    Harper Group, Inc. ..............................................................       7,218,750
                                                                                                    ------------
                                                                                                      10,714,687
                                                                                                    ------------
                     Total Long Term Investments (Cost $223,259,195) ...........................     298,628,504
                                                                                                    ------------
    Face
   Amount
 ----------
              eReceivables from Repurchase Agreements  2.2%
 $6,947,734    Joint Repurchase Agreement, 6.417%, 04/01/97, (Maturity Value $6,834,956)
                (Cost $6,833,738)
                 Aubrey G. Lanston & Co., Inc., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Bills, 09/04/97
                              U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                 Barclays de Zoete Wedd Securities, Inc., (Maturity Value $410,749)
                  Collateral: U.S. Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                 CIBC Wood Gundy Securities Corp., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Notes, 6.25%, 06/30/98
                 Daiwa Securities America, Inc., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01
                 Fuji Securities, Inc., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Bills, 07/31/97
                              U.S. Treasury Notes, 5.875%, 04/30/98
                 Sanwa Securities (USA) Co., L.P., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Bills, 05/15/97
                              U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                 SBC Warburg, Inc., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 The Nikko Securities Co. International, Inc., (Maturity Value $673,721)
                  Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                 UBS Securities, L.L.C., (Maturity Value $821,498)
                  Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 .........       6,833,738
                                                                                                    ------------
                          Total Investments (Cost $230,092,933)  99.9% .........................     305,462,242
                          Other Assets and Liabilities, Net  0.1%...............................         140,735
                                                                                                    ------------
                          Net Assets  100.0% ...................................................    $305,602,977
                                                                                                    ============



               At March 31, 1997 the net unrealized appreciation based on the cost of investments for income tax purposes of $230,092,933 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost ................................................   $  78,070,529
                 Aggregate gross unrealized depreciation for all investments in which there was an
                  excess of tax cost over value ................................................      (2,701,220)
                                                                                                    ------------
                 Net unrealized appreciation ...................................................   $  75,369,309
                                                                                                    ============



PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership






eFace amount for repurchase agreements is for the underlying collateral. See Note 1(f) regarding joint repurchase agreement.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Statement of Investments in Securities and Net Assets, March 31, 1997 (unaudited)

    Face                                                                                                Value
   Amount       Franklin Investment Grade Income Fund                                                 (Note 1)
------------------------------------------------------------------------------------------------------------------
                U.S. Government Securities and Agencies  35.0%
 $ 2,000,000    Tennessee Valley Authority, bonds, (putable* 07/15/01, callable 07/15/20), 6.235%,
                 07/15/45 .......................................................................   $  1,962,706
   2,000,000    U.S. Treasury Notes, 5.625%, 06/30/97 ...........................................      2,001,252
   2,000,000    U.S. Treasury Notes, 5.875%, 07/31/97 ...........................................      2,001,876
   1,000,000    U.S. Treasury Notes, 5.625%, 10/31/97 ...........................................        998,751
   1,000,000    U.S. Treasury Notes, 5.125%, 04/30/98 ...........................................        989,376
   2,000,000    U.S. Treasury Notes, 5.875%, 08/15/98 ...........................................      1,988,752
   2,000,000    U.S. Treasury Notes, 5.875%, 01/31/99 ...........................................      1,981,876
   1,000,000    U.S. Treasury Notes, 5.875%, 03/31/99 ...........................................        990,313
                                                                                                    ------------
                      Total U.S. Government Securities and Agencies (Cost $10,990,857) ..........     12,914,902
                                                                                                    ------------
                Corporate Bonds  35.1%
                Consumer Goods    8.0%
   1,500,000    Coca-Cola Enterprises, bonds, (putable* 10/15/03), 6.70%,10/15/36 ...............      1,475,134
   1,500,000    Heinz (H.J.) Co., notes, 5.50%, 09/15/97 ........................................      1,497,388
                                                                                                    ------------
                                                                                                       2,972,522
                                                                                                    ------------
                Electric Utilities  2.7%
   1,000,000    Southern California Edison Co., notes, 5.875%, 02/01/98 .........................        996,488
                                                                                                    ------------
                Financial Services  11.0%
   1,500,000    Ford Motor Credit Corp., global bond, 6.25%, 02/26/98 ...........................      1,503,330
   1,500,000    General Electric Capital Corp., medium term notes (step up to 8.125% or putable *
                 04/01/98), 5.80%, 04/01/08 .....................................................      1,562,386
   1,000,000    Norwest Financial, Inc., senior notes, 6.23%, 09/01/98 ..........................        996,852
                                                                                                    ------------
                                                                                                       4,062,568
                                                                                                    ------------
                Industrial  4.1%
   1,500,000    WMX Technologies, Inc., notes, (putable* 05/15/00), 6.65%, 05/15/05 .............      1,494,868
                                                                                                    ------------
                Retail  4.0%
   1,500,000    Penney J.C. & Co., Inc., deb., (putable* 08/15/03), 6.90%, 08/15/26 .............      1,477,908
                                                                                                    ------------
                Telephone Utilities  5.3%
   1,000,000    Bellsouth Telecommunications Corp., deb., (putable* 11/15/00), 5.85%, 11/15/45 ..        970,811
   1,000,000    New England Telephone and Telegraph, notes, 6.25%, 12/15/97 .....................      1,001,148
                                                                                                    ------------
                                                                                                       1,971,959
                                                                                                    ------------
                      Total Corporate Bonds (Cost $14,984,005) ..................................     12,976,313
                                                                                                    ------------
                      Total Long Term Investments (Cost $25,974,862).............................     25,891,215
                                                                                                    ------------



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Statement of Investments in Securities and Net Assets, March 31, 1997 (unaudited) (cont.)

    Face                                                                                                Value
   Amount       Franklin Investment Grade Income Fund                                                 (Note 1)
------------------------------------------------------------------------------------------------------------------
               eReceivables from Repurchase Agreements  28.6%
$10,750,633     Joint Repurchase Agreement, 6.417%, 04/01/97, (Maturity Value $10,576,861)
                 (Cost $10,574,976)
                  Aubrey G. Lanston & Co., Inc., (Maturity Value $1,271,240)
                   Collateral: U.S. Treasury Bills, 09/04/97
                               U.S. Treasury Notes, 6.75% - 7.00%, 04/15/99 - 05/31/99
                  Barclays de Zoete Wedd Securities, Inc., (Maturity Value $635,620)
                   Collateral: U.S.Treasury Notes, 6.00% - 7.125%, 09/30/98 - 09/30/99
                  CIBC Wood Gundy Securities Corp., (Maturity Value $1,271,240)
                   Collateral: U.S.Treasury Notes, 6.25%, 06/30/98
                  Daiwa Securities America, Inc., (Maturity Value $1,271,240)
                   Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 06/30/98 - 12/31/01
                  Fuji Securities, Inc., (Maturity Value $1,271,240)
                   Collateral: U.S. Treasury Bills, 07/31/97
                               U.S. Treasury Notes, 5.875%, 04/30/98
                  Sanwa Securities (USA) Co., L.P., (Maturity Value $1,271,240)
                     Collateral: U.S. Treasury Bills, 05/15/97
                                 U.S. Treasury Notes, 5.625% - 6.75%, 05/15/98 - 11/30/00
                  SBC Warburg, Inc., (Maturity Value $1,271,240)
                   Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  The Nikko Securities Co. International, Inc., (Maturity Value $1,042,561)
                   Collateral: U.S. Treasury Notes, 4.75% - 6.50%, 05/31/98 - 09/30/01
                  UBS Securities, L.L.C., (Maturity Value $1,271,240)
                   Collateral: U.S. Treasury Notes, 5.00% - 6.875%, 04/30/97 - 04/30/00 .........    $10,574,976
                                                                                                    ------------
                          Total Investments (Cost $36,549,838)  98.7% ...........................     36,466,191
                          Other Assets and Liabilities, Net  1.3% ...............................        491,416
                                                                                                    ------------
                          Net Assets  100.0%.....................................................    $36,957,607
                                                                                                    ============


                At March 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $36,549,838 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost ................................................     $  137,288
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value ................................................       (220,935)
                                                                                                    ------------
                  Net unrealized depreciation ...................................................    $   (83,647)
                                                                                                    ============



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Statement  of  Investments  in  Securities  and  Net  Assets,   March  31,  1997
(unaudited) (cont.)

                Franklin Investment Grade Income Fund
--------------------------------------------------------------------------------



PORTFOLIO ABBREVIATIONS:
L.L.C.  - Limited Liability Corp.
L.P.    - Limited Partnership






*Holder may choose either to redeem at par on put date or, if more advantageous, to hold to final stated maturity.

eFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(f) regarding joint repurchase agreement.



   The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Financial Statements

Statements of Assets and Liabilities
March 31, 1997 (unaudited)

                                                                   Franklin                             Franklin
                                                              Corporate Qualified   Franklin Rising  Investment Grade
                                                                 Dividend Fund      Dividends Fund     Income Fund
                                                                ---------------    ----------------   -------------
Assets:
 Investments in securities:
  At identified cost .......................................        $20,829,676       $223,259,195      $25,974,862
                                                                 ==============     ==============    =============
  At value .................................................         20,686,603        298,628,504       25,891,215
 Receivables from repurchase agreements, at value and cost .          5,747,219          6,833,738       10,574,976
 Cash ......................................................            108,345                 --           78,728
 Receivables:
  Dividends and interest ...................................             35,593            630,355          364,433
  Investment securities sold ...............................                 --            615,614               --
  Capital shares sold ......................................                 --            506,758           77,224
                                                                 --------------     --------------    -------------
      Total assets .........................................         26,577,760        307,214,969       36,986,576
                                                                 --------------     --------------    -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................                 --            760,619               --
  Capital shares repurchased ...............................                 --            375,023              518
  Management fees ..........................................             10,984            198,753           10,183
  Distribution fees ........................................              9,123            236,028           17,863
  Shareholder servicing costs ..............................                249                 --              405
 Accrued expenses and other liabilities ....................             15,830             41,569               --
                                                                 --------------     --------------    -------------
      Total liabilities ....................................             36,186          1,611,992           28,969
                                                                 --------------     --------------    -------------
Net assets, at value .......................................        $26,541,574       $305,602,977      $36,957,607
                                                                 ==============     ==============    =============
Net assets consist of:
 Undistributed net investment income .......................         $  226,500          $  49,997       $  181,672
 Net unrealized appreciation (depreciation) on investments .           (143,073)        75,369,309          (83,647)
 Accumulated net realized gain (loss) from investments .....         (3,199,186)        19,837,734       (1,012,824)
 Class I capital shares ....................................         29,657,333        204,731,292       37,834,312
 Class II capital shares ...................................                 --          5,614,645               --
 Advisor Class capital shares ..............................                 --                 --           38,094
                                                                 --------------     --------------    -------------
Net assets, at value .......................................        $26,541,574       $305,602,977      $36,957,607
                                                                 ==============     ==============    =============
Class I shares:
 Net assets, at value ......................................        $26,541,574       $299,374,952      $36,919,667
                                                                 ==============     ==============    =============
 Shares outstanding ........................................          1,110,659         14,150,247        4,116,882
                                                                 ==============     ==============    =============
 Net asset value per share* ................................             $23.90             $21.16            $8.97
                                                                 ==============     ==============    =============
Class II shares:
 Net assets, at value ......................................                        $ 6,228,025
                                                                                     ==========
 Shares outstanding ........................................                            295,079
                                                                                     ==========
 Net asset value per share* ................................                             $21.11
                                                                                     ==========
Advisor Class shares:
 Net assets, at value ......................................                          $  37,940
                                                                                    ===========
 Shares outstanding ........................................                              4,233
                                                                                    ===========
 Net asset value per share .................................                              $8.96
                                                                                    ===========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Financial Statements (cont.)

Statements of Operations
for the six months ended March 31, 1997 (unaudited)

                                                                   Franklin                            Franklin
                                                              Corporate Qualified  Franklin Rising  Investment Grade
                                                                 Dividend Fund     Dividends Fund     Income Fund
                                                                 -------------     --------------    -------------
Investment income:
 Dividends .................................................        $  648,204       $ 3,150,931             $ --
 Interest ..................................................            78,276           245,719          939,266
                                                                 -------------     -------------     ------------
Total Income ...............................................           726,480         3,396,650          939,266
                                                                 -------------     -------------     ------------
Expenses:
 Management fees (Note 5) ..................................            65,354         1,144,313           82,349
 Distribution fees- Class I (Note 5) .......................            26,974           682,427           33,015
 Distribution fees- Class II (Note 5) ......................                --            25,230               --
 Shareholder servicing costs (Note 5) ......................             2,659           126,640           11,228
 Accounting fees ...........................................            20,000            20,000           20,000
 Registration and filing fees ..............................            11,248            15,187            6,135
 Professional fees .........................................             8,568            13,223            5,292
 Reports to shareholders ...................................             3,718            68,966            8,561
 Trustees' fees and expenses ...............................             1,269            15,056            1,329
 Custodian fees ............................................               356             1,172              294
 Other .....................................................             1,014             4,280            1,576
                                                                 -------------     -------------     ------------
Total expenses .............................................           141,160         2,116,494          169,779
                                                                 -------------     -------------     ------------
Net investment income ......................................           585,320         1,280,156          769,487
                                                                 -------------     -------------     ------------
Realized and unrealized gain (loss) on investments:
 Net realized gain .........................................            25,700        23,110,691          141,920
 Net unrealized appreciation (depreciation) ................           404,305        11,418,037         (278,386)
                                                                 -------------     -------------     ------------
Net realized and unrealized gain (loss) on investments .....           430,005        34,528,728         (136,466)
                                                                 -------------     -------------     ------------
Net increase in net assets resulting from operations .......        $1,015,325       $35,808,884        $ 633,021
                                                                 =============     =============     ============



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended March 31, 1997 (unaudited) and the year ended September 30, 1996

                                       Franklin Corporate             Franklin Rising                Franklin Investment
                                     Qualified Dividend Fund          Dividends Fund                 Grade Income Fund
                                    -------------------------    ---------------------------     -------------------------
                                     Six months        Year        Six months         Year         Six months       Year
                                       ended          ended          ended           ended           ended          ended
                                      3/31/97        9/30/96        3/31/97         9/30/96         3/31/97        9/30/96
                                     ---------      ---------      ---------       ---------       ---------      ---------
Increase in net assets:
 Operations:
  Net investment income ........    $  585,320    $ 1,269,131   $   1,280,156     $ 4,050,067     $  769,487    $  1,385,410
  Net realized gain (loss) from
   security transactions .......        25,700       (186,161)     23,110,691      18,376,109        141,920         136,241
  Net unrealized appreciation
   (depreciation) on investments       404,305        (29,860)     11,418,037      22,297,141       (278,386)       (291,022)
                                     ---------      ---------      ----------     -----------     ----------      ----------
      Net increase in net assets
       resulting from operations     1,015,325      1,053,110      35,808,884      44,723,317        633,021       1,230,629
 Distributions to shareholders from:
  Undistributed net
   investment income:
    Class I ....................      (581,815)    (1,330,351)     (1,404,304)     (4,942,788)      (820,747)     (1,292,338)
    Class II ...................            --             --         (10,750)        (29,691)            --              --
    Advisor Class ..............            --             --              --              --           (307)             --
  Net realized capital gain:
   Class I .....................            --             --     (18,052,928)             --             --              --
   Class II ....................            --             --        (276,484)             --             --              --
 Increase (decrease) in net
  assets from capital share
  transactions (Note 3).........    (1,683,351)       275,623       7,910,464     (20,100,001)     7,773,467        (389,824)
                                     ---------      ---------      ----------     -----------     ----------      ----------
      Net increase (decrease)
       in net assets ...........    (1,249,841)        (1,618)     23,974,882      19,650,837      7,585,434        (451,533)
Net assets:
 Beginning of period ...........    27,791,415     27,793,033     281,628,095     261,977,258     29,372,173      29,823,706
                                     ---------      ---------      ----------     -----------     ----------      ----------
 End of period .................   $26,541,574    $27,791,415    $305,602,977    $281,628,095    $36,957,607     $29,372,173
                                     =========      =========      ==========     ===========     ==========      ==========
Undistributed net investment
 income included net assets:
  Beginning of period ..........    $  222,995     $  284,215      $  184,895     $ 1,107,307     $  233,239      $  140,167
                                     =========      =========      ==========     ===========     ==========      ==========
  End of period ................    $  226,500     $  222,995    $     49,997    $    184,895     $  181,672      $  233,239
                                     =========      =========      ==========     ===========     ==========      ==========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN MANAGED TRUST
--------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust consists of three separate diversified funds (the Funds). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The investment objectives of each Fund are as follows:

                    Fund                                   Objective
                    -------------------------              --------------
                    Corporate Qualified Dividend Fund      Income
                    Rising Dividends Fund                  Growth and Income
                    Investment Grade Income Fund           Income

The Rising Dividends Fund offers Class I and Class II shares and the Investment Grade Income Fund offers Class I and Advisor Class shares. Class I shares are sold with a higher front-end sales charge than Class II shares. There is no front-end sales load nor distribution fees for Advisor Class shares. Class I and II shares may be subject to a contingent deferred sales charge and all shares have the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. The offering of Advisor Class shares began January 1, 1997.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market determined by the manager. The Funds may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of auction rate preferred stock is determined based upon quotations readily available in the marketplace. If there are no readily available quotations, the value will be based upon the values of comparable traded securities. When market quotations are not readily available for securities held by the Funds, or for comparable securities, then such securities will be valued at par value plus an accrual of the dividend to be received on the next dividend payment date, as approved by the Board.

b. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount is amortized as required by the Internal Revenue Code. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

f. Repurchase Agreements:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by underlying U.S. government securities, which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1997, all outstanding repurchase agreements held by the Funds had been entered into on that date.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1996, for tax purposes, the Rising Dividends Fund had accumulated net realized capital gains of $15,056,455. The Corporate Qualified
Dividend Fund and Investment Grade Income Fund had capital loss carryovers as follows:

                                                                 Franklin Corporate       Franklin Investment
                                                               Qualified Dividend Fund    Grade Income Fund
                                                                   ---------------         ---------------
Capital loss carryovers expiring in:
1997.........................................................          $1,251,202            $ 274,652
1998 ........................................................             794,958              139,900
1999 ........................................................             226,936              117,414
2000 ........................................................             375,717                   --
2002 ........................................................             328,483                   --
2003 ........................................................              61,429              254,062
2004.........................................................                  --              368,716
                                                                  ---------------         ------------
                                                                       $3,038,725           $1,154,744
                                                                  ===============         ============


2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS (cont.)

From November 1, 1995 through September 30, 1996, the Corporate Qualified Dividend Fund incurred $186,161 of realized capital losses. As permitted by tax regulations, the Corporate Qualified Dividend Fund intends to elect to defer these losses and treat them as having arisen in the year ended September 30, 1997.

Capital loss carryovers of $5,368,105 for the Corporate Qualified Dividend Fund and $124,885 for the Investment Grade Income Fund expired at September 30, 1996, and were reclassified to paid-in-capital.

For tax purposes, the aggregate cost of securities and unrealized appreciation (depreciation) of the Funds are the same as for financial statement purposes at March 31, 1997.


3. TRUST SHARES

At March 31, 1997, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Funds' shares were as follows:

                                         Franklin Corporate             Franklin Rising           Franklin Investment
                                      Qualified Dividend Fund           Dividends Fund             Grade Income Fund
                                     -------------------------     ------------------------     -----------------------
                                      Shares           Amount       Shares          Amount       Shares         Amount
                                     --------         --------     --------        --------     --------       --------
Class I shares:
Six months ended March 31, 1997
 Shares sold ....................     182,989     $  4,339,245    1,069,989    $ 22,729,426    1,376,768   $ 12,421,587
 Shares issued in reinvestment
  of distributions ..............      21,733          513,674      765,963      15,865,146       70,590        636,725

 Shares redeemed ................    (275,832)      (6,536,270)  (1,550,795)    (32,822,467)    (589,646)    (5,322,939)
                                     --------         --------     --------        --------     --------       --------
Net increase (decrease) .........     (71,110)    $ (1,683,351)     285,157    $  5,772,105      857,712   $  7,735,373
                                     ========         ========     ========        ========     =========      ========
Year ended September 30, 1996
 Shares sold ....................     461,688     $ 10,870,468    2,088,118    $ 38,945,585    1,086,667   $  9,800,009
 Shares issued in reinvestment
  of distributions ..............      49,210        1,157,520      212,015       3,948,319      100,794        909,440
 Shares redeemed ................    (499,062)     (11,752,365)  (3,505,315)    (65,457,722)  (1,227,244)   (11,099,273)
                                     --------         --------     --------        --------     --------       --------
Net increase (decrease) .........      11,836        $ 275,623   (1,205,182)   $(22,563,818)     (39,783)   $  (389,824)
                                     ========         ========     ========        ========     ========       ========



3. TRUST SHARES (cont.)
                                                             Franklin Rising         Franklin Investment
                                                             Dividends Fund           Grade Income Fund
                                                        ------------------------   -----------------------
                                                         Shares          Amount     Shares         Amount
                                                        --------        --------   --------       --------
Class II shares:
Six months ended March 31, 1997
 Shares sold ....................                        123,531      $2,629,440
 Shares issued in reinvestment
  of distributions ..............                         11,251         232,287
 Shares redeemed ................                        (33,971)       (723,368)
                                                        --------        --------
Net increase ....................                         100,811     $2,138,359
                                                        ========        ========
Year ended September 30, 1996
 Shares sold ....................                        146,186     $ 2,716,874
 Shares issued in reinvestment
  of distributions ..............                          1,078          20,157
 Shares redeemed ................                        (14,322)       (273,214)
                                                        --------        --------
Net increase ....................                        132,942      $2,463,817
                                                        ========        ========
Advisor Class shares:
January 1, 1997 to March 31, 1997
 Shares sold ....................                                                      4,199        $37,787
 Shares issued in reinvestment
  of distributions ..............                                                         34            307
 Shares redeemed ................                                                         --             --
                                                                                   ---------      ---------
Net increase ....................                                                      4,233        $38,094
                                                                                   =========      =========



4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended March 31, 1997 were as follows:

                                             Franklin Corporate            Franklin Rising         Franklin Investment
                                            Qualified Dividend Fund        Dividends Fund           Grade Income Fund
                                            -----------------------    ----------------------    -----------------------
Purchases ...............................        $       --                  $58,915,096               $7,505,881
Sales ...................................        $3,320,000                  $66,819,329               $3,439,760



5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund, using the following annualized fee rates:


                                                             Franklin Corporate          Franklin Rising        Franklin Investment
Average Daily Net Assets                                   Qualified Dividend Fund       Dividends Fund          Grade Income Fund
-------------------------------------------------------    -----------------------    --------------------     ---------------------
First $500 million ....................................            0.50%                     0.75%                     0.50%
Over $500 million, up to and including $1 billion .....            0.45%                     0.625%                    0.45%
In excess of $1 billion ...............................            0.40%                     0.50%                     0.40%


Pursuant to the terms of the management agreement, each of the Funds also pays accounting fees of $40,000 per year to Advisers for the provision of certain accounting, bookkeeping and recordkeeping functions for the Funds.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the six months ended March 31, 1997, aggregated $140,527, all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:


Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Rising Dividends Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.50% per annum for Class I and 1.00% per annum for Class II, of the average daily net assets of such class of the Fund, while the Corporate Qualified Dividend Fund and the Investment Grade Income Fund reimburse up to a maximum of 0.25% per annum of the average daily net assets for Class I, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $767,646 for the six months ended March 31, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges (CDSC) for the six months ended March 31, 1997 were as follows:


                                                          Franklin Corporate          Franklin Rising        Franklin Investment
                                                        Qualified Dividend Fund       Dividends Fund          Grade Income Fund
                                                        -----------------------    --------------------     ---------------------
Total commissions received, including CDSC .........           $38,555                  $265,376                  $  88,259
Paid to other dealers ..............................           $38,639                  $264,821                  $ 112,540
CDSC................................................           $    --                  $    986                  $      --


d. Other Affiliates and Related Party Transaction:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Fund are as follows:


                   Per Share Operating Performance                                 Ratios/Supplemental Data
         ---------------------------------------------------                 ------------------------------------
                                                                                                          Ratio of
                           Net             Distri-                                                          Net
           Net          Realized &  Total  butions                                                         Invest-
          Asset         Unrealized  From    From   Distri-            Net                Net     Ratio of   ment
        Value at  Net      Gain    Invest-   Net   butions           Asset              Assets   Expenses Income to  Port-   Average
  Year   Begin-  Invest-  (Loss)    ment   Invest-  From     Total  Value at            at End   to Aver-  Average   folio    Com-
 Ended   ning of  ment   on Secur-  Oper-   ment   Capital  Distri-  End of   Total   of Period  age Net    Net    Turnover  mission
Sept. 30 Period  Income    ities   ations  Income   Gains   butions  Period  Return++ (in 000's)  Assets   Assets    Rate     Rate+
------------------------------------------------------------------------------------------------------------------------------------
Franklin Corporate Qualified Dividend Fund:
19921   $21.63   $1.37    $2.144   $3.514  $(1.394) $   --  $(1.394)  $23.75  16.75%   $ 29,444    1.10%    5.97%    29.01%      --
19932    23.75    0.73     0.777    1.507   (0.787)     --   (0.787)   24.47   6.44      33,849    1.06*    4.09*    27.46       --
1994     24.47    1.02    (0.844)   0.176   (0.956)     --   (0.956)   23.69   0.72      31,790    1.00     4.19     32.17       --
1995     23.69    1.21        --    1.210   (1.140)     --   (1.140)   23.76   5.26      27,793    1.02     5.02     29.18       --
1996     23.76    1.10    (0.190)   0.910   (1.150)     --   (1.150)   23.52   3.94      27,791    1.07     4.64     24.88   0.0600
19974    23.52    0.54     0.365    0.905   (0.525)     --   (0.525)   23.90   3.89      26,542    1.08*    4.48*       --       --
Franklin Rising Dividends Fund:
Class I Shares:
19921    14.91    0.24     1.290    1.530   (0.260)     --   (0.260)   16.18  10.38     197,804    1.46     1.67     12.73       --
19932    16.18    0.19    (0.745)  (0.555)  (0.195)     --   (0.195)   15.43  (3.43)    356,708    1.40*    1.73*    11.48       --
1994     15.43    0.28    (0.800)  (0.520)  (0.240)     --   (0.240)   14.67  (3.38)    261,461    1.43     1.81     25.75       --
1995     14.67    0.33     2.608    2.938   (0.298)     --   (0.298)   17.31  20.32     260,917    1.43     2.10     14.60       --
1996     17.31    0.28     2.779    3.059   (0.339)     --   (0.339)   20.03  17.83     277,746    1.40     1.49     31.55   0.0508
19974    20.03    0.09     2.451    2.541   (0.100) (1.311)  (0.411)   21.16  12.86     299,375    1.38*    0.85*    20.07   0.0501
Class II Shares:
19953    15.47    0.11     1.826    1.936   (0.126)     --   (0.126)   17.28  12.56       1,060    1.90*    1.92*    14.60       --
1996     17.28    0.21     2.735    2.945   (0.245)     --   (0.245)   19.98  17.16       3,882    1.95     0.94     31.55   0.0508
19974    19.98    0.04     2.444    2.484   (0.043) (1.311)  (1.354)   21.11  12.60       6,228    1.92*    0.30*    20.07   0.0501
Franklin Investment Grade Income Fund:
Class I Shares:
19921     9.03    0.62    (0.086)   0.534   (0.634)     --   (0.634)    8.93   6.16      29,367    1.08     7.02     27.28       --
19932     8.93    0.38     0.402    0.782   (0.402)     --   (0.402)    9.31   8.94      35,970    1.09*    5.61*    53.19       --
1994      9.31    0.45    (0.544)  (0.094)  (0.396)     --   (0.396)    8.82  (1.02)     29,553    1.05     4.91     10.57       --
1995      8.82    0.44     0.259    0.699   (0.479)     --   (0.479)    9.04   8.21      29,824    1.09     4.96     64.70       --
1996      9.04    0.44    (0.064)   0.376   (0.406)     --   (0.406)    9.01   4.25      29,372    1.06     4.81     20.06       --
19974     9.01    0.20    (0.009)   0.191   (0.231)     --   (0.231)    8.97   2.13      36,920    1.03*    4.68*    15.00       --
Advisor Class Shares:
19975     9.03    0.13    (0.094)   0.036   (0.106)     --   (0.106)    8.96   0.40          38    0.84*    4.86*    15.00       --

*Annualized
+Represents the average broker  commission rate per share paid by the Fund in connection with the execution of the Fund's  portfolio transactions in equity securities.
++Total return measures the change in value of an investment over the periods indicated.  It is not annualized.  It does not include the maximum front-end sales charge or contingent  deferred sales charge, and assumes  reinvestment of dividends and capital gains at net asset value.  Prior to May 1, 1994,  dividends were  reinvested at the maximum  offering  price,  and capital gains at net asset value.  Effective May 1, 1994, with the  implementation of the Rule 12b-1 distribution plans for Class I shares, the sales charge on reinvested dividends was eliminated.
1For the year ended December 31, 1992.
2For the nine months ended September 30, 1993.
3For the period May 1, 1995 to September 30, 1995.
4For the six months ended March 31, 1997.
5For the period January 1, 1997 to March 31, 1997.








Franklin Managed Trust Semi-Annual Report March 31, 1997.


APPENDIX

DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a)OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in bar format portfolio breakdown and sector price stability of the fund's securities on 3/31/97, as a percentage of total net assets.


Portfolio Breakdown and Sector Price Stability

Fixed-Rate Preferred Stocks               25.9%
Adjustable-Rate Preferred Stocks          11.7%
Auction-Rate Preferred Stocks             39.3%
Cash & Equivalents                        22.1%


GRAPHIC MATERIAL (2)

This chart shows in pie format the fund's credit quality breakdown on 3/31/97, as a percentage of total net assets.


Credit Quality Breakdown on March 31, 1997

AAA                                 21.8%
AA                                   3.8%
A                                   48.9%
BBB                                 21.6%
Below Investment Grade               3.9%


GRAPHIC MATERIAL (3)

This chart shows in pie format the fund's credit quality breakdown on 3/31/97, as a percentage of total net assets.


Credit Quality Breakdown on March 31, 1997

AAA               71.7%
AA                 5.4%
A                 22.9%